SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 6, 2000
                                                 -----------------------------


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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       Delaware                    1-3526                     58-0690070
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                 No.)


          270 Peachtree Street, NW, Atlanta, Georgia                  30303
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code              (404) 506-5000
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                                       N/A
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              (Former name or former address, if changed since last report.)

Item 5.      Other Events.
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             On December 6, 2000, The Southern Company  ("Southern")  entered into an Underwriting Agreement covering the issue and sale of 25,000,000 additional shares (and up to 3,750,000 additional shares pursuant to an underwriters' over-allotment option) of its common stock, par value $5 per share. Said common stock was registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-64871, 333-64871-01, 333-64871-02, 333-64871-03 and 333-64871-04) of
Southern.
Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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             (c) Exhibits.
             1.4 Underwriting Agreement, dated December 6, 2000, among Southern and the Underwriters named in Schedule I thereto.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 12, 2000              THE SOUTHERN COMPANY



                                         By
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                                                    Patricia Roberts
                                                  Assistant Secretary